                                                              EXHIBIT 10.18A




                              JAKKS PACIFIC, INC.
                          22761 Pacific Coast Highway
                                Malibu, CA 90265
                                 (310) 456-7799

                                 June 26, 2000


Mr. Joshua H. Pokempner
2908 West Delhi Road
Ann Arbor, MI 48103

Dear Mr. Pokempner:

     Please refer to the Employment Agreement dated as of October 1, 1999 between the Company and you (the "Employment Agreement"). Capitalized terms are used herein as defined in the Employment Agreement. This letter will confirm our agreement with respect to the termination of the Employment Agreement as follows:

     1. The Employment Agreement was terminated effective as of the close of business on April 30, 2000 (the "Termination Time"), and Executive's employment and all obligations of the parties thereto were thereupon terminated; provided that such termination shall not relieve either party thereto of any obligation which was or is required to be performed by such party prior to, or in respect of any period ending prior to, the Termination Time nor deprive any party of any right, claim or cause of action that such party may have thereunder.

     2. Executive acknowledges that all amounts owed to him under the Employment Agreement, including without limitation amounts payable to him pursuant to Section 15(a) of the Employment Agreement, have been paid to and received by him, and that no other payment is required to be made to him by the Company under the Employment Agreement, including without limitation pursuant to Section 15(b).

     3. The Company and Executive acknowledge and agree that:

        (a) the Employment Agreement was terminated by mutual consent and that the provisions of Sections 12, 13 and 14 of the Employment Agreement do not apply hereto;

        (b) in light of the termination of Executive's employment pursuant hereto, all options heretofore granted to Executive under the Company's Third Amended and Restated 1995 Stock Option Plan shall terminate forthwith; and

Mr. Joshua H. Pokempner
June 26, 2000
Page 2

        (c) concurrently herewith the Company is granting to Executive an option under such Plan in the form of Exhibit A hereto.

     To confirm your agreement with the foregoing, please countersign this letter where indicated below and return it to the Company at its address set forth in the Employment Agreement.


                                        Very truly yours,


                                        JAKKS PACIFIC, INC.

                                        By: /s/ JOEL M. BENNETT
                                            -----------------------------
                                            Joel M. Bennett,
                                            Executive Vice President


AGREED AND ACCEPTED:


/s/ JOSHUA H. POKEMPNER
- -----------------------------
Joshua H. Pokempner


cc:    Howard Rice, Esq.
       Murray L. Skala, Esq.

                                                                     EXHIBIT A

                              JAKKS PACIFIC, INC.

                     CERTIFICATE OF STOCK OPTION AGREEMENT

                    To purchase 6,750 shares of Common Stock

                                 June 26, 2000


     JAKKS Pacific, Inc., a Delaware corporation (the "Company"), hereby certifies that Joshua H. Pokempner has been granted an Option to purchase 6,750 shares of Common Stock, pursuant to and subject to the terms and conditions of the Company's Third Amended and Restated 1995 Stock Option Plan, as amended (the "Plan"), exercisable as follows:


1.   Date of Grant:      June 26, 2000

2.   Exercise Price:     $26.00

3.   Vesting:            This Option is exercisable to the extent of the
                         following number of shares commencing on the following dates:


                         Date on or after which
                         shares can be purchased          Number of Shares
                         -----------------------          ----------------
                         October 1, 2000                  2,250
                         October 1, 2001                  additional 2,250
                         October 1, 2002                  additional 2,250


4.   Termination:        This Option shall not be exercisable after 5:00 p.m.
                         Pacific Time on September 30, 2005.

5.   Method of Exercise
     of Option:          The Optionee shall notify the Company by written
                         notice, substantially in the form of the Option
                         Exercise Form annexed hereto, sent by registered or certified mail, return receipt request, addressed to its principal office, or by hand delivery to such office, attention Secretary, properly receipted, as to the number of shares of Common Stock which the Optionee desires to purchase under this Option, which written notice shall be accompanied by the Optionee's check payable to the order of the Company for the full option price of such shares of Common Stock, unless payment of the option price is to be made in accordance with, and subject to the conditions of, the proviso to Section
                         12(b) of the Plan. As soon as practicable after the receipt of such written notice, the Company shall, at its principal office, deliver to the Optionee a certificate or certificates issued in the Optionee's name evidencing the shares of Common Stock so purchased by the Optionee hereunder.


          PLEASE REFER TO THE COMPLETE PLAN TO SEE THE TERMS AND CONDITIONS THEREOF APPLICABLE TO THIS OPTION.



                                        JAKKS PACIFIC, INC.

                                        By:     /s/ JOEL M. BENNETT
                                            ---------------------------------
                                            Name:    Joel M. Bennett
                                            Title:   Executive Vice President



                                        OPTIONEE:


                                                /s/ JOSHUA H. POKEMPNER
                                            ---------------------------------
                                            Name:   Joshua H. Pokempner

                             OPTION EXERCISE FORM



JAKKS PACIFIC, INC.
22761 Pacific Coast Highway
Malibu, CA 90265



     The undersigned hereby exercises the right to purchase ________ shares of Common Stock pursuant to and in accordance with the terms and conditions of the Option granted June 26, 2000, and herewith makes payment of $________ therefor, and requests that a certificate for such shares be issued in the name of the undersigned and be delivered to the undersigned at the address stated below, and, if such number of shares shall not be all of the shares subject to such Option, that a new Certificate of Stock Option Agreement of like tenor for the balance of the shares purchasable thereunder be delivered to the undersigned at the address stated below.


Dated:
               ----------------------

Address:
               ----------------------

               ----------------------



                                                  -----------------------------
                                                  Name:   Joshua H. Pokempner